Exhibit 10.38

                            Stock Purchase Agreement



                                  by and among



                           Enron Asset Holdings, LLC,



                     Mirant EcoElectrica Investments I, Ltd.



                        Mirant EcoElectrica Finance, Ltd.



                                       and



                               Mirant Corporation







                            Dated as of July 25, 2001

Schedules

Schedule 1                 The Facility
Schedule 2                 Disclosure Schedules
Schedule 2.2               The Holding Subsidiaries
Schedule 2.3               Pledge of Partnership Interests
Schedule 2.5               Miscellaneous Contracts
Schedule 2.6               Financial Statements
Schedule 2.7               No Conflict or Violation
Schedule 2.8               Governmental and Third Party Consents
Schedule 2.9               Litigation
Schedule 2.10              Material Contracts
Schedule 2.13              Environmental Matters
Schedule 2.16              Distributions
Schedule 3.4               Governmental Consents
Schedule 4.2               Restructuring Activities
Schedule 4.3               Guaranteed Indebtedness
Schedule 4.4               Insurance Obligations
Schedule 5.7               Partnership Effect Determination
Schedule 8.1               Other Assets

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of July 25, 2001 by and among Enron Asset Holdings, LLC, a Delaware limited liability company (the "Stockholder"); Mirant Corporation, a Delaware corporation ("Mirant"); Mirant EcoElectrica Investments I, Ltd., a British Virgin Islands limited liability company ("Buyer") and wholly-owned indirect subsidiary of Mirant; and Mirant EcoElectrica Finance, Ltd., a British Virgin Islands limited liability company ("Note Buyer") and wholly-owned indirect subsidiary of Mirant. Capitalized terms used in this Agreement not otherwise defined have the meanings ascribed to them in Section 8.1 hereof.
                    -----------

     A. Enron LNG Power (Atlantic) Ltd., a Cayman Islands limited liability company (the "Company"), owns an indirect equity interest in EcoElectrica, LP, a Bermuda limited partnership (the "Partnership"), and the Partnership owns a power plant located in Puerto Rico, as set forth on Schedule 1 hereto (the
"Facility").                                              ----------

     B. The Stockholder directly owns all of the issued and outstanding shares of Capital Stock of the Company, as described in Section 2.3 hereof (the "Company Shares").

     C. The Stockholder desires to sell to Buyer and Note Buyer, and Buyer and Note Buyer desire to purchase from the Stockholder, all of the Company Shares and certain other assets, respectively, on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                SALE AND PURCHASE

     1.1  Agreement  to Sell and  Purchase.  On and subject to the terms of this
          --------------------------------
Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), (A) the Stockholder shall (i) sell the Company Shares and cause its Affiliates to sell the Other Assets to Buyer, (ii) cause its Affiliate to assign the OMFM Agreement to Buyer, and (iii) cause its Affiliate to assign the Subordinated Note to Note Buyer; (B) Buyer shall, and Mirant shall cause Buyer to, (i) purchase from the Stockholder, the Company Shares, (ii) purchase from the Stockholder's Affiliates the Other Assets, and (iii) assume from the Stockholder's Affiliate, the OMFM Agreement; and (C) Note Buyer shall, and Mirant shall cause Note Buyer to, purchase from the Stockholder's Affiliate the Subordinated Note.

     1.2  Purchase  Price.  The  purchase  price  for the  Company  Shares,  the
          ---------------
Subordinated Note, the Other Assets and the OMFM Agreement shall be an aggregate of (i) two hundred and sixty six million U.S. dollars ($266,000,000), less the aggregate amount of the Distributions, plus (ii) 50% of the amount of interest that accrues on the Subordinated Note after May 31, 2001 through the Closing Date (provided that such 50% of such interest accrual shall not exceed $90,000 per month), plus (iii)----------------------------------------------------------
(the "Purchase Price"), in immediately available funds.

     1.3 Closing.  Subject to Section 1.4 hereof, the Closing will take place at
         -------
the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY on such date that is three (3) business days after the conditions set forth in Sections 6.1, 6.2(a) and 6.3(a) have either been satisfied or, in the case of conditions not satisfied, waived in writing by the party entitled to the benefit of such conditions (the "Closing Date").

     1.4  Payment  and  Delivery.  At  the  Closing,  provided  that  all of the
          ----------------------
conditions set forth in Article 6 hereof have either been satisfied or, in the case of conditions not satisfied, waived in writing by the party entitled to the benefit of such conditions:

                  (a) the Stockholder shall (i) deliver to Buyer or its designees stock certificates, duly endorsed in blank (or accompanied by duly executed stock powers), representing the Company Shares, (ii) deliver to Buyer or its designees an executed Assignment and Assumption Agreement pursuant to
Section 4.5 hereof, and (iii) deliver to Note Buyer the Subordinated Note.

                  (b) Buyer and Note Buyer shall, and Mirant shall cause Buyer and Note Buyer to, in accordance with the Stockholder's duly authorized wire transfer or other payment instructions, (i) pay to the Stockholder the Purchase Price, and (ii) deliver to the Stockholder an executed Assignment and Assumption Agreement pursuant to Section 4.5 hereof. The Purchase Price shall be allocated among the Company Shares, the OMFM Agreement, the Subordinated Note and the Other Assets in accordance with Section 4.9 hereof.



                                    ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     Each representation and warranty contained in this Article 2 is qualified by the disclosures made in the Disclosure Schedules attached hereto as part of
Schedule 2. This Article 2 and the Disclosure Schedules shall be read together as an integrated provision. Except as set forth on the Disclosure Schedules, the Stockholder hereby makes the representations and warranties to Buyer as set forth below.

     2.1 Organization and Good Standing.  The Stockholder is a limited liability
         ------------------------------
company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is an entity duly organized, validly existing and in good standing under the laws of the Cayman Islands, with full corporate power and authority to carry on its business as such business is now conducted, and to own, lease or operate its assets and properties. To the knowledge of the Stockholder, the Partnership is duly formed, validly existing and is in good standing under the laws of the jurisdiction of Bermuda. The Company and, to the knowledge of the Stockholder, the Partnership are duly qualified to do business and in good standing in every jurisdiction in which the character of the properties owned or leased by them or the nature of the businesses conducted by them makes such qualification necessary, except where failure to be so qualified would not have a Material Adverse Effect. Complete and accurate copies of the charter documents and bylaws of the Company and the organizational or partnership documents of the Partnership, with all amendments thereto to the date hereof, have been furnished to Buyer or its representatives.

     2.2 Identification of the Holding Subsidiaries.
         ------------------------------------------

The Holding Subsidiaries are identified and defined on Schedule 2.2 attached hereto. The Company directly or indirectly owns those outstanding shares of Capital Stock of the Holding Subsidiaries, Eco Holdings and Eco Ltd. as described in Section 2.3 below. Eco Holdings and Eco Ltd. directly own the Partnership Interests in the Partnership as described in Section 2.3 below.

     2.3  Capitalization  of,  and  Ownership  in,  the  Company,   the  Holding
          ----------------------------------------------------------------------
Subsidiaries, Eco Holdings, Eco Limited and the Partnership.
-----------------------------------------------------------

                  (a) The Company.  The authorized  capital stock of the Company
                      -----------
consists of 50,000 Ordinary shares, par value $1.00 per share, 10,900 of which are issued and outstanding (the "Company Shares"). The Stockholder has good and valid title to, and sole record and beneficial ownership of, the Company Shares.

                  (b) The Holding Subsidiaries. (i) The authorized capital stock
                      ------------------------
of LNGP VI consists of 2,000 shares Class A1 (Voting) Ordinary shares, par value $1.00 per share, all of which are issued and outstanding. The shares of LNGP VI referenced above are collectively referred to herein as the "LNGP VI Shares". The Company has good and valid title to, and sole record and beneficial ownership of, the LNGP VI Shares.

The authorized capital stock of LNGP VI also consists of (X) 1,500 shares of Class B2 (Non-Voting) Ordinary shares, par value $1.00 per share, all of which are issued and outstanding, (Y) 35,000 shares of Preference shares, par vale $1.00 per share, all of which are issued and outstanding, and (Z) 500 shares of Class A2 (Voting) Ordinary shares, par value $1.00 per share, all of which are issued and outstanding.

                  (ii) The authorized capital stock of LNGP IV consists of (A) 4,400,000 Ordinary shares, par value $.01 per share, of which one share is issued and outstanding, and (B) 2,200,000 shares of Preference shares, par value $.01 per share, of which zero shares are issued and outstanding. The shares referenced in clause (A) above are collectively referred to herein as the "LNGP IV Shares"). The Company has good and valid title to, and sole record and beneficial ownership of, the LNGP IV Shares.

                  (iii) The authorized capital stock of LNGP I consists of Class A membership interests and Class B membership interests, all of which are issued and outstanding. The Company has good and valid title to, and sole record and beneficial ownership of, the Class A membership interests (the "LNGP I Shares"), representing .01% of the total issued and outstanding membership interests of LNGP I. LNGP II has good and valid title to, and sole record and beneficial ownership of, the Class B membership interests, representing 99.9% of the total issued and outstanding membership interests of LNGP I. LNGP II is also the managing member of LNGP I.

                  (iv) The authorized capital stock of LNGP III consists of Class A membership interests and Class B membership interests, all of which are issued and outstanding (collectively, the "LNGP III Shares"). LNGP VI has good and valid title to, and sole record and beneficial ownership of, the Class A membership interests, representing 25% of the total issued and outstanding membership interests of LNGP III. LNGP VI is also the managing member of LNGP
III. LNGP I has good and valid title to, and sole record and beneficial ownership of, the Class B membership interests, representing 75% of the total issued and outstanding membership interests of LNGP III.

                  (v) The authorized capital stock of LNGP II consists of 30,000 Ordinary units and 105,000 Preference units, all of which are issued and outstanding. LNGP IV has good and valid title to, and sole record and beneficial ownership of, the 30,000 outstanding Ordinary units (the "LNGP II Shares").

                  (vi) The authorized capital stock of BGPL consists of 1,000,000 Ordinary shares, par value $1.00 per share, 100,100 of which are issued and outstanding (the "BGPL Shares"). LNGP III has good and valid title to, and sole record and beneficial ownership of, the BGPL Shares.

Collectively, the LNGP VI Shares, the LNGP IV Shares, the LNGP I Shares, the LNGP III Shares, the LNGP II Shares, and the BGPL Shares are hereinafter referred to as the "Holding Subsidiary Shares".

                  (c) Eco  Holdings  and Eco Ltd..  (i) The  authorized  capital
                      ---------------------------
stock of Eco Holdings consists of (A) 500,000,000 shares of Class A Ordinary shares, par value $.01 per share, 100 of which are issued and outstanding, and
(B) 500,000,000 shares of Class B Ordinary shares, par value $.01 per share, 100 of which are issued and outstanding. The shares referenced in clause (A) above are collectively referred to herein as the "Eco Holdings Shares". BGPL has good and valid title to, and sole record and beneficial ownership of, the Eco Holdings Shares.

                  (ii) The authorized capital stock of Eco Ltd. consists of 500,000,000 Ordinary shares, par value $.01 per share, one share of which is issued and outstanding (the "Eco Ltd. Shares"). To the knowledge of the Stockholder, Eco Holdings has good and valid title to, and sole record and beneficial ownership of, the Eco Ltd. Shares.

                  (d) The  Partnership.  The  authorized  capital  stock  of the
                      ----------------
Partnership consists of limited partnership interests and general partnership interests, all of which are issued and outstanding (collectively, the
"Partnership Interests"). Eco Holdings has good and valid title to, and sole record and beneficial ownership of, the limited partnership interests, representing 99% of the total issued and outstanding Partnership Interests of the Partnership. Eco Ltd. has good and valid title to, and sole record and beneficial ownership of, the general partnership interest, representing 1% of the total issued and outstanding Partnership Interests of the Partnership.

                  (e) Except as set forth on Schedule 2.3 attached  hereto,  all
                                             ------------
of the Company Shares the Holding Subsidiary Shares, the Eco Holdings Shares, and, to the knowledge of the Stockholders, the Eco Ltd. Shares and the Partnership Interests (i) are held free and clear of any claims, liens, pledges, options, security interests, trusts, encumbrances of any person or entity, and
(ii) are validly issued,  fully paid and  nonassessable.  Except as set forth on
Schedule 2.7 attached hereto, neither the Stockholder, the Company, nor the Holding Subsidiaries have granted, issued, or agreed to grant or issue any other equity interests in the Company, the Holding Subsidiaries or the Partnership other than those referenced above, and there are no outstanding options, warrants, subscription rights, securities that are convertible into or exchangeable for any equity interests of the Company, the Holding Subsidiaries, or to the knowledge the Stockholder, the Partnership. Except for the Holding Subsidiary Shares, the Eco Holdings Shares, the Eco Ltd. Shares and the Partnership Interests, the Company, does not directly or indirectly own, either of record or beneficially, any equity interest in any other entity.

         2.4  Authorization  of  Agreement.  The  Stockholder  has all requisite
              ----------------------------
corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement and the other Transaction Documents have (except for Transaction Documents to be executed and delivered solely by Mirant and Buyer) been duly and validly approved by the board of directors of the Stockholder and no other proceedings on the part of the Stockholder are necessary to approve this Agreement and to authorize the performance by the Stockholder of its obligations hereunder and thereunder. This Agreement and the other Transaction Documents to be delivered by the Stockholder: (a) have been (or upon execution will have been) duly executed and delivered by the Stockholder, and (b) constitute (or upon execution will constitute) legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with their respective terms, except as such enforceability may be limited by the Bankruptcy Exception.

         2.5 Assets and Permits.  Other than the contracts set forth on Schedule
             ------------------                                         --------
2.5, the Company and the Holding Subsidiaries are holding companies that conduct
---
no material business except for the ownership of various interests  described in
Section 2.3 hereof.  On the Closing Date,  other than the contracts set forth on
Schedule 2.5, (a) the Company and the Holding  Subsidiaries  will not be a party
------------
to, or have any material obligations under, any material contract; (b) the property of the Company and the Holding Subsidiaries will not be subject to, or be bound by, any material contract, other than this Agreement; and (c) the Company and the Holding Subsidiaries will not have any material liabilities or obligations (whether accrued, absolute, contingent or otherwise) or any material assets other than its respective Capital Stock interests referenced in this Agreement. There are no outstanding agreements, options or commitments of any nature obligating the Company or the Stockholder to transfer any of the assets of the Company or rights or interests therein to any party. The Company and the Partnership currently own, lease or otherwise have the right to use all of the property necessary for the conduct of their respective businesses as currently conducted, except where the absence of such right would not have a Material Adverse Effect. Except as set forth on Schedule 2.13, the Company and the
                                          --------------
Partnership have all Licenses necessary for the conduct of their respective businesses as currently conducted, except where the failure to obtain the same would not have a Material Adverse Effect.

         2.6      Financial Statements.
                  --------------------

                  (a)  Attached  as  Schedule  2.6 hereto  are (i) an  unaudited
                                     -------------
balance sheet of the Company and an audited  balance sheet of the Partnership at

December 31, 1999 and 2000, and related unaudited consolidated statements of income and cash flows of the Company and audited consolidated statements of income and cash flows of the Partnership for the years then ended; and (ii) an unaudited balance sheet of the Company and the Partnership at May 31, 2001 and related consolidated statements of income and cash flows of the Company and the Partnership for the five-month period then ended (such statements specified in clauses (i) and (ii), together with the related notes thereto, collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present in all material respects the financial condition of the Company and the Partnership, respectively, as of the dates thereof and the results of their operations for the periods covered thereby except, in the case of Financial Statements of the Company and the Partnership at and for the five months ended May 31, 2001, for the absence of notes and as otherwise noted therein and subject to normal recurring year-end adjustments. Neither the Company nor the Partnership has any liability or obligation (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, would have a Material Adverse Effect, other than (w) liabilities reflected (but only to the extent so reflected) or reserved against in the Financial Statements, (x) liabilities or obligations that have arisen since May 31, 2001 in the ordinary course of business, none of which, individually or in the aggregate, would have a Material Adverse Effect, (y) liabilities or obligations disclosed herein or in any schedule hereto, or (z) liabilities or obligations incurred in accordance with the terms of this Agreement or any Contract.

                  (b) Since May 31, 2001, there has not been any event, circumstance, condition, development or occurrence causing, resulting in or having a Material Adverse Effect.

         2.7 No Conflict or  Violation.  Except as set forth on Schedule 2.5 and
             -------------------------
Schedule 2.7 attached hereto, the execution, delivery and performance by the Stockholder of this Agreement and the other Transaction Documents to be delivered by the Stockholder and the performance by the Stockholder of its obligations hereunder and thereunder do not and will not: (a) violate or conflict with any provision of the operating agreement of the Stockholder, the charter documents or bylaws of the Company, or the partnership agreement of the Partnership; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Entity applicable to the Stockholder, the Company or, to the knowledge of the Stockholder, the Partnership, except for violations that would not have a Material Adverse Effect; (c) violate in any material respect, result in a material breach of, constitute (with due notice or lapse of time or both) a material default or cause any material obligation, penalty, premium or right of termination to arise or accrue under, any Contract; (d) result in the creation or imposition of any material lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Stockholder, the Company or, to the knowledge of the Stockholder, the Partnership, except where the creation of any such liens would not have a Material Adverse Effect; or (e) result in the cancellation, modification, revocation or suspension of any License, except where the loss of such Licenses would not have a Material Adverse Effect.

         2.8 Governmental and Third-Party Consents. Except for filings, permits,
             -------------------------------------
authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity or third party is necessary for the execution and delivery by the Stockholder of this

Agreement and the other Transaction Documents required to be delivered by the Stockholder or the consummation of the transactions contemplated hereby or thereby, except to the extent specified on Schedule 2.8 or where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notices would not, individually or in the aggregate, have a Material Adverse Effect.

         2.9 Litigation. Except with respect to Tax matters (which are addressed
             ----------
in Section 2.12), Schedule 2.9 of the Disclosure Schedule lists (a) each action, suit, claim or proceeding (including, but not limited to, any arbitration proceeding) pending or, to the knowledge of the Stockholder, threatened, and (b) each investigation which, to the knowledge of the Stockholder, is pending or threatened, against the Company or the Partnership, at law or in equity, or before or by any Governmental Entity which, if determined adversely to the Company or the Partnership, would have a Material Adverse Effect. For purposes of the preceding sentence, no representation is made with respect to (i) any proceeding before any Governmental Entity initiated by the Company or the Partnership in which the Company or the Partnership is an applicant for any License, to the extent the matters considered in such proceeding are limited to the approval or authority requested in such application, or (ii) proceedings initiated by a third party in which the Company or the Partnership is an intervener, and the subject matter of such intervention is of general applicability to similarly-situated parties. Neither the Company nor the Partnership is in default with respect to any order, writ, injunction or decree known to or served upon such entity of any Governmental Entity, except for defaults which would not have a Material Adverse Effect.

         2.10 Contracts.  Schedule 2.10 of the Disclosure  Schedule lists all of
              ---------   -------------
the material contracts and agreements to which the Partnership is a party relating to or affecting the operation of the Facility and which require an annual payment in excess of One Million Dollars ($1,000,000) (the "Contracts"). To the knowledge of the Stockholder: (a) each Contract is valid, binding and in full force and effect, and is enforceable by the Partnership in accordance with its terms, except as enforceability may be limited by the Bankruptcy Exception and except as would not have a Material Adverse Effect, (b) the Partnership has performed in all material respects the obligations required to be performed by it to date under each Contract, except for such failure or failures to perform which would not have a Material Adverse Effect, and (c) the Partnership has not received any notice of default under any Contract to which it is a party, except as would not have a Material Adverse Effect.

         2.11 Compliance with Applicable Law. Except with respect to Tax matters
              ------------------------------
(which are addressed in Section 2.12) and Environmental Laws (which are addressed in Section 2.13), the operations of the Company, and to the knowledge of the Stockholder, the Partnership are, and have been, conducted in all material respects in accordance with all applicable laws, regulations, orders and other requirements of all Governmental Entities having jurisdiction over the Company and the Partnership or their respective assets, properties or operations, except in any case where the failure to so conduct their operations would not have a Material Adverse Effect. Except with respect to Tax matters (which are addressed in Section 2.12) and environmental matters (which are addressed in Section 2.13), the Company and, to the knowledge of the Stockholder, the Partnership have not received any notice of any material violation of any such law, regulation, order or other legal requirement, and are not in material default with respect to any order, writ, judgment, award, injunction or decree of any Governmental Entity, applicable to the Company or the Partnership or any of their respective assets, properties or operations.

         2.12     Tax Matters.
                  -----------

                  (a) The Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership (each, a "Taxpayer") has filed on a timely basis all Tax returns required to be filed by a Taxpayer on or prior to the date hereof, except where such instance of non-compliance would not have a Material Adverse Effect. As of the time of filing, the foregoing Tax returns of the Company, and the Partnership were true and complete in all material respects.

                  (b) With respect to all Taxes imposed on each Taxpayer in any taxable period or portion of a period ending on or before the Closing Date (other than Taxes with respect to activities, events and elections of the Buyer, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership and their Affiliates on or after the Closing), all such Taxes required to be paid to taxing authorities reflected on such returns on or before the date hereof have been paid, except such Taxes, if any, as are being contested in good faith, Taxes which are not yet due and payable or are assumed by Buyer under this Agreement. The Taxpayers have complied with all Tax laws in all material respects.

                  (c) No adjustments to the Tax liability of any Taxpayer have been proposed in writing (and are currently pending) by any taxing authority in connection with any tax return of any Taxpayer, except for adjustments that would not have a Material Adverse Effect. All deficiencies asserted or assessments made as a result of any examinations of any Taxpayer have been fully paid, are fully reflected as a liability in the financial statements of the applicable Taxpayer, or are being contested in good faith.

                  (d) There are no liens for Taxes (other than for Taxes not yet due and payable) on any of the assets of any Taxpayer.

         2.13     Environmental Matters.  Subject  to the  matters set  forth on
                  ---------------------
Schedule 2.13 attached hereto:
-------------

                  (a) The Company and, to the knowledge of the Stockholder, the Partnership comply in all material respects with all Environmental Laws and have obtained and maintained in effect all Environmental Permits and are in material compliance with all such Environmental Permits.

                  (b) Neither the Company nor, to the knowledge of the Stockholder, the Partnership has performed, failed to perform or suffered any act which will give rise to, or has otherwise incurred, material liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., or any other Environmental Laws, nor has it received notice of any such liability or any claim therefor.

                  (c) There are no pending or, to the knowledge of the Stockholder, threatened administrative, judicial or regulatory proceedings, or, to the knowledge of the Stockholder, any threatened actions or claims, or any consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Company, the Partnership or their respective operations or the real properties leased or owned by them.

         2.14  Insurance.  Each of the  Company  and,  to the  knowledge  of the
               ---------
Stockholder, the Partnership holds (either directly or indirectly through affiliated entities) valid policies of insurance of such types and in such amounts as is customary for companies similarly situated.

         2.15  Brokers.  Except for Credit Suisse First Boston  Corporation,  no
               -------
broker, finder, investment banker, or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based on contractual arrangements made by or on behalf of the Stockholder.

         2.16  Distributions.  Neither the  Stockholder,  the  Companies nor the
               -------------
Holding Subsidiaries has received a cash distribution from the Partnership pursuant to the Partnership Agreement after January 1, 2001 other than the distributions, if any, listed on Schedule 2.16 (the "Distributions"). The term "Distributions" does not include, among other matters, payments or obligations arising independently under any other contract or agreement.



                                    ARTICLE 3
         REPRESENTATIONS AND WARRANTIES OF MIRANT, BUYER AND NOTE BUYER

         Mirant, Buyer and Note Buyer represent and warrant to the Stockholder that:

         3.1 Organization and Corporate Authority. Mirant is a corporation,  and
             ------------------------------------
Buyer and Note Buyer are limited liability companies, in each case duly organized, validly existing and in good standing under the laws of their respective jurisdictions or organization and have all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and to perform their respective obligations hereunder and thereunder. This Agreement and the other Transaction Documents to be executed and delivered by Mirant, Buyer and Note Buyer: (a) have been (or upon execution will have been) duly executed and delivered by Mirant, Buyer and Note Buyer; (b) have been effectively authorized by all necessary action, corporate or otherwise, and no other proceedings on the part of Mirant, Buyer or Note Buyer are necessary to authorize the performance of their respective obligations hereunder and thereunder; and (c) constitute (or upon execution will constitute) legal, valid and binding obligations of Mirant, Buyer and Note Buyer enforceable against Mirant, Buyer and Note Buyer in accordance with their respective terms, except as such enforceability may be limited by the Bankruptcy Exception.

         3.2 No Conflict or Violation.  The execution,  delivery and performance
             ------------------------
by Mirant, Buyer and Note Buyer of this Agreement and the other Transaction Documents to be executed and delivered by Mirant, Buyer and Note Buyer and the performance by Mirant, Buyer and Note Buyer of their respective obligations hereunder and thereunder, do not and will not: (a) violate or conflict with any provision of the charter documents or bylaws of Mirant, Buyer or Note Buyer; or
(b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Entity applicable to Mirant, Buyer or Note Buyer.

         3.3  Litigation.  There are no  material  claims,  actions,  suits,  or
              ----------
proceedings (including, but not limited to, any arbitration proceeding) of any nature, at law or in equity, pending or, to the knowledge of Mirant, Buyer or Note Buyer, threatened by or against Mirant, Buyer, Note Buyer, the directors, officers, employees, agents of Mirant, Buyer or Note Buyer, or any of their respective Affiliates involving, affecting or relating to the transactions contemplated by this Agreement or the performance of the respective obligations of Mirant, Buyer and Note Buyer hereunder. Neither Mirant, Buyer nor Note Buyer is subject to any order, writ, judgment, award, injunction or decree of any Governmental Entity involving, affecting or relating to the transactions contemplated by this Agreement or the performance of the respective obligations of Mirant, Buyer and Note Buyer hereunder.

         3.4 Governmental Consents. Except for filings, permits, authorizations,
             ---------------------
consents and approvals as may be required under, and other applicable requirements of, the HSR Act, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Mirant, Buyer or Note Buyer of this Agreement and the other Transaction Documents required to be delivered by Mirant, Buyer or Note Buyer or the performance of the respective obligations of Mirant, Buyer and Note Buyer hereunder and thereunder.

         3.5 Availability of Funds. On the Closing Date, Mirant,  Buyer and Note
             ---------------------
Buyer will have, sufficient funds available to enable Mirant, Buyer and Note Buyer to consummate the transactions contemplated hereby and to permit Mirant, Buyer and Note Buyer to timely perform all of their respective obligations under this Agreement.

         3.6  Qualified  Buyer.  Mirant,  Buyer and Note Buyer are  qualified to
              ----------------
obtain any permits, licenses or authorizations necessary for Buyer to own the Company and the Partnership and to operate the Facility as contemplated by this Agreement, the OMFM Agreement that is being assigned to, and assumed by, Buyer in accordance with Section 4.5, and the LNG Tolling Agreement.

         3.7      Securities Matters.
                  ------------------

                  (a) The Company Shares to be received by Buyer will be acquired for investment for Buyer's own account, not with a view to the distribution of any part thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. Neither Mirant, Buyer nor Note Buyer has any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Company Shares.

                  (b) Mirant, Buyer and Note Buyer understand that the Company Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as such securities are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold in the absence of an effective registration statement covering the Company Shares or an exemption from registration under the Securities Act.

         3.8 Brokers. No broker,  finder,  investment banker, or other person is
             -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of Mirant, Buyer or Note Buyer.

         3.9  Status  Under  PURPA.  Neither  Mirant,  Buyer  nor Note  Buyer is
              --------------------
"primarily engaged in the generation or sale of electric power" under Section 201 of the Public Utility Regulatory Policies Act of 1978 (as incorporated in
Section 3(17) and 3(18) of the Federal Power Act), FERC's implementing regulations, and FERC's precedent thereunder.



                                    ARTICLE 4
                               CERTAIN AGREEMENTS

         4.1      Access and Confidentiality.
                  --------------------------

                  (a) Upon the reasonable request of Buyer, the Stockholder shall use commercially reasonable efforts to afford to Buyer and Buyer's accountants, counsel and representatives full access, during normal business hours throughout the period prior to the Closing (or the earlier termination of this Agreement), to all of the properties, books, records and contracts of the Company and the Partnership (including, without limitation, the Partnership's accounting records, the work papers of the Partnership's independent accountants, and all environmental studies, reports and other environmental records of the Partnership), to the extent such disclosure does not conflict with any confidentiality obligations of the Stockholder, the Company, any Holding Subsidiary or the Partnership.

                  (b) Neither Mirant, Buyer, Note Buyer nor any of their respective directors, officers, employees, agents or representatives may, directly or indirectly, disclose to any person or entity or use any Confidential Information for any purpose other than to evaluate and consummate the transactions contemplated by this Agreement and the other Transaction Documents. If Mirant, Buyer or Note Buyer is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative, demand, or similar process) to disclose any Confidential Information, Mirant, Buyer and Note Buyer shall promptly notify the Stockholder so that the Stockholder may seek an appropriate protective order or waive compliance with the provisions of this Section 4.1(b). If, in the absence of a protective order or the receipt of a waiver hereunder, Mirant, Buyer or Note Buyer is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal, Mirant, Buyer or Note Buyer, as applicable, may disclose the Confidential Information to the tribunal; provided, however, that Mirant, Buyer and Note Buyer shall use all commercially reasonable efforts to obtain an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed.

         4.2 Certain Changes and Conduct of Business. From and after the date of
             ---------------------------------------
this Agreement and until the Closing (or the earlier termination of this Agreement), the Stockholder shall cause the Company to conduct the Company's business solely in the ordinary course consistent with past practices. Without limiting the generality of the preceding sentence, except as required or permitted pursuant to the terms hereof, the Stockholder shall not permit the Company to do any of the following without obtaining the consent of the Buyer, which consent shall not be unreasonably withheld:

                  (a) make any change in the charter documents or bylaws of the Company;

                  (b) issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for the capital stock of the Company, alter any term of any of the outstanding securities of the Company, or make any change in the outstanding shares of capital stock or other ownership interests or in the capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                  (c) (i) issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any of the foregoing, (ii) issue any securities convertible or exchangeable for debt securities of the Company, or (iii) issue any options or other rights to acquire directly or indirectly any debt securities of the Company or any security convertible into or exchangeable for such debt securities; or

                  (d)  commit itself to do any of the foregoing.

Notwithstanding  the  foregoing,  the  Stockholder,  the  Company,  the  Holding
Subsidiaries, their respective Affiliates, and the Partnership shall be permitted to undertake such actions as are necessary or appropriate in their discretion to carry out the restructuring activities set forth on Schedule 4.2.
                                                                  ------------
         4.3 Stockholder  Guarantees.  The Stockholder and/or its Affiliates are
             -----------------------
guarantors with respect to certain indebtedness or otherwise provide certain forms of credit support, in each case as listed on Schedule 4.3-A (the
                                                           ---------------
"Guaranteed Indebtedness"). Prior to the Closing, Mirant, Buyer and Note Buyer shall cause the Stockholder and its Affiliates to be replaced by an Affiliate of Mirant as guarantor or other applicable status with respect to all of the Guaranteed Indebtedness as listed on Schedule 4.3-B.
                                     --------------

         4.4 Insurance  Matters.  The Stockholder  and/or its Affilates maintain
             ------------------
insurance for the Company, the Holding Subsidiaries and the Partnership as listed on Schedule 4.4 (the "Insurance Obligations"). Prior to the Closing,
          -------------
Mirant, Buyer and Note Buyer shall replace all of the Insurance Obligations with insurance that conforms with the requirements (i) established by each of the Company, the Holding Subsidiaries, and the Partnership and (ii) if applicable, is acceptable to each of the lenders for such entities. Such insurance shall be placed with financially secured insurers and be of such types and in such amounts as is customary in the case of similar business but no less than required by the applicable entity.

         4.5  Assignment of Assumption of OMFM  Agreement.  At the Closing,  the
              -------------------------------------------
Stockholder shall cause its Affiliate to assign to Buyer or an Affiliate of Buyer, and Mirant or Buyer shall, or shall cause an Affiliate of Buyer to, assume from the Affiliate of the Stockholder the OMFM Agreement. Such assignment and assumption shall include a novation by the Partnership releasing the assignor and be pursuant to the terms of a mutually acceptable executed Assignment and Assumption Agreement.

         4.6      Regulatory Approvals.
                  --------------------

                  (a) Antitrust Notification.  Mirant, Buyer, Note Buyer and the
                      ----------------------
Stockholder  shall, as promptly as practicable but in no event later than twenty
(20) days following the execution and delivery of this Agreement, each file with the FTC and the DOJ the Notification and Report Form under the HSR Act, if any, required in connection with the transactions contemplated hereby and as promptly as practicable supply any additional information, if any, requested in connection herewith pursuant to the HSR Act. Any such Notification and Report Form and additional information, if any, submitted to the FTC or the DOJ shall be in substantial compliance with the requirements of the HSR Act. Each of Mirant, Buyer, Note Buyer and the Stockholder shall furnish to the others such information and assistance as the others may reasonably request in connection with their preparation of any filing or submission, which is necessary under the HSR Act. Each of Mirant, Buyer, Note Buyer and the Stockholder shall keep the others apprised in a prompt manner of the status and substance of any communications with, and inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request. Each of Mirant, Buyer, Note Buyer and the Stockholder shall use commercially reasonable efforts to obtain the termination or expiration of any applicable waiting period required under the HSR Act for the consummation of the transactions contemplated hereby. Mirant, Buyer and Note Buyer shall pay all filing fees payable under the HSR Act in connection with the transactions contemplated hereby, and each of Mirant, Buyer, Note Buyer and the Stockholder shall pay its own respective costs incurred in preparation of all reports and notifications required under the HSR Act.

                  (b) Regulatory Approval Process. Mirant, Buyer, Note Buyer and
                      ---------------------------
the Stockholder shall, as promptly as practicable but in no event later than thirty days following the execution and delivery of this Agreement, submit to the appropriate agencies or third parties all consent requests, declarations, filings and registrations listed on Schedules 2.7, 2.8 and 3.4. With respect to
                                     --------------------------
any filings that may be required to be submitted to FERC, Mirant, Buyer, Note Buyer and the Stockholder shall cooperate to share and develop information necessary for such filings and drafts of such filings within fifteen days following execution and delivery of this Agreement, and shall give each other reasonable opportunity to comment on such draft filings before such filings are submitted to FERC.

         4.7  Efforts.  Upon the terms and  subject  to the  conditions  of this
              -------
Agreement, each of the parties hereto shall use all its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to cause the fulfillment of the conditions to Closing set forth herein and to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

         4.8 Notice of Changes.  Prior to the Closing, each party shall promptly
             -----------------
advise the other in writing with respect to any matter arising after execution of this Agreement of which that party obtains knowledge and which, if existing or occurring at the date of this Agreement, would have been required to be set forth in this Agreement, including any of the schedules hereto. If, as a result of such development, Buyer has the right to terminate this Agreement pursuant to
Section 7.1 and Buyer fails to exercise that right within the period of ten (10) days after such right accrues, then the written notice delivered to Mirant, Buyer or Note Buyer pursuant to this Section 4.8 will be deemed to have amended this Agreement, including any appropriate schedule hereto, to have qualified the representations and warranties contained in Article 2 above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

         4.9      Certain Tax Matters.
                  -------------------

                  (a) Tax  Returns.  After the Closing,  Mirant,  Buyer and Note
                      ------------
Buyer shall cause the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership to furnish tax information to the Stockholder for inclusion in the Stockholder's or its Affiliates' Tax returns and reports, including Form 5471 and supporting schedules for taxable years or periods ending on or before or including the Closing Date, prepared in accordance with the Company's, the Holding Subsidiaries', Eco Holdings', Eco Ltd.'s and the Partnership's past practices. Such information shall be furnished to the Stockholder within 90 days after the close of the calendar year of the sale of the Company Shares hereunder.

                  (b) Authority. After the Closing, Mirant, Buyer and Note Buyer
                      ---------
shall, and shall cause the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership and their Affiliates to provide the Stockholder and its Affiliates with such powers of attorney or other authorizations as are reasonably necessary to empower them to execute and file Tax returns for which they are responsible, file refund and similar claims for Taxes for which they are responsible or entitled, and contest, settle and resolve any audits and disputes over which they have control under this Agreement (including any refund claims which evolve into audits or disputes).

                  (c)  Cooperation.  After the Closing,  Mirant,  Buyer and Note
                       -----------
Buyer, on the one hand, and the Stockholder, on the other hand, shall provide prompt written notice to the other of any pending or threatened tax audit, assessment or proceeding of which it becomes aware related to the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. or the Partnership for whole or partial periods for which the other is responsible hereunder. Such notice shall contain known factual information describing any potential liability in reasonable detail and be accompanied by copies of any notice or other document received from or sent to any tax authority in respect of such matters. After the Closing, Mirant, Buyer and Note Buyer, on the one hand, and the Stockholder, on the other hand, shall cooperate fully, and to the extent reasonably requested by the other party, in connection with the filing of all tax returns pursuant to this Agreement and any audit, litigation, or other proceeding related to such tax returns. Such cooperation shall include the retention and provision of records and information relevant to any such tax filing, audit, litigation or other matter and making employees available on a reasonable basis.

                  (d)  Audits.  The  Stockholder  shall  control  all audits and
                       ------
contests relating to any Taxes for the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership for all tax periods ending on or prior to the Closing Date. Buyer shall control all audits and contests relating to Taxes of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership for all tax periods beginning after the Closing Date.

                  (e) Tax Sharing Agreements.  Any tax sharing agreement between
                      ----------------------
the Stockholder and the Company, the Holding Subsidiaries, Eco Holdings or Eco Ltd. shall terminate as of the Closing Date, immediately prior to the Closing, and will have no further effect for any taxable year (whether the current year, a future year, or a past year).

                  (f)  Transfer  Taxes.  All  stamp,   documentary,   recording,
                       ---------------
transfer, sales and use and similar Taxes incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by Mirant, Buyer and Note Buyer. Mirant, Buyer and Note Buyer at their own expense shall file, to the extent required by applicable law, all necessary Tax returns and other documentation with respect to all such stamp, documentary, recording, transfer, sales and use and similar Taxes.

                  (g) Section 338(g) Election.  After the Closing, Mirant, Buyer
                      -----------------------
and Note Buyer shall cause a timely and effective election under Section 338(g) of the Code to be made with respect to the purchase of the Company (the "Section 338 Election"). Buyer shall, and Mirant shall cause Buyer to, execute such election, timely and properly file the same, and upon so doing provide written assurance to the Stockholder it has done so (including providing the Stockholder with IRS date stamped copies of such election). Mirant, Buyer and Note Buyer shall not, and Mirant, Buyer and Note Buyer shall cause their Affiliates to not, take any action to modify or change the Section 338 Election.

                  (h)  Indemnification.  Mirant, Buyer and Note Buyer shall, and
                       ---------------
shall cause their Affiliates to, indemnify and hold the Stockholder and its Affiliates harmless from and against any Taxes arising from operations, activities, elections (other than the Section 338 Election and the Section 754 election made by Buyer with respect to its purchase from the Stockholder of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership) and transactions occurring on or after the Closing with respect to the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership. The indemnification obligations under Section 4.9 hereof shall continue until such time as the applicable statute of limitations has expired on the right of the applicable Governmental Authority to legally impose the Tax liability upon which the Stockholder Indemnitee's Loss is based.

                  (i) FIRPTA  Certificate.  On the Closing Date, the Stockholder
                      -------------------
shall provide Buyer with a certificate certifying that the Stockholder is not a "foreign person" within the meaning of Treasury Regulation 1.1445-2(b).

                  (j) Treatment of Payments. All indemnification  payments  made
                      ---------------------
under this Agreement shall be treated as Purchase Price adjustments for tax purposes.

                  (k) Allocation. The Stockholder, Buyer and Note Buyer agree to
                      ----------
endeavor to allocate the Purchase Price among the Company Shares and the other assets to be acquired by the Buyer (or its Affiliates) hereunder not later than five days before the Closing Date. The agreed allocation shall be made by side letter agreement and shall be used to file all returns and reports with respect to Taxes. If Buyer, Note Buyer and Stockholder are unable to agree on an allocation within 150 days after the Closing Date, Buyer, Note Buyer and Stockholder shall each be free to make any allocation they desire. If Buyer, Note Buyer and Stockholder fail to agree on such allocation, Mirant, Buyer and Note Buyer shall allow Stockholder and its authorized agents and representatives access to the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership and such other assets, rights, books and records related thereto and/or purchased hereunder to allow Stockholder to make an appraisal of such entities and assets and an allocation. Should Buyer or its Affiliates, on the one hand, or Stockholder or its Affiliates, on the other hand, hire an independent accounting or appraisal firm to appraise the value of the Company Shares, the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and/or the Partnership or any of the other assets acquired pursuant to this Agreement, the other shall be provided with a true copy of the written appraisal report made by such firm.

                  (l) Coordination. Mirant, Buyer and Note Buyer shall not take,
                      ------------
and shall cause their respective Affiliates, and after the Closing, the Company, any Holding Subsidiary, Eco Holdings, Eco Ltd. and the Partnership not to take, any action inconsistent with, contest any position with respect to, attempt to recharacterize and/or voluntarily make any disclosure of any kind to any third party, including any Governmental Entity, with respect to any action, election, position, transaction, and/or characterization made or taken by the Stockholder, the Company, any Holding Subsidiary, Eco Holdings, Eco Ltd. or the Partnership, in respect of (i) any restructuring activity required, permitted or associated with the completion of the transactions contemplated by this Agreement (whether or not set forth on Schedule 4.2 hereto), or (ii) in respect of any Taxes or Tax matter related to whole or partial taxable periods or activities on or before the Closing. The provisions of this Section 4.9(l) shall not prohibit any disclosure required by law, provided that no such disclosure shall be made without first promptly notifying Stockholder and authorizing the Stockholder to review and challenge the same.



                                    ARTICLE 5
                                 INDEMNIFICATION

         5.1  Indemnification  by  Stockholder.  For a  period  of one (1)  year
              --------------------------------
following the Closing Date and subject to the limits set forth in this Article 5, the Stockholder and its successors and assigns shall indemnify, defend, reimburse and hold harmless the Buyer Indemnitees, from and against any and all claims, losses, damages, liabilities, obligations, assessments, penalties and interest, demands, actions and expenses (including, without limitation, settlement costs and any legal, accounting and other expenses for investigating or defending any actions) ("Losses") reasonably incurred by any Buyer Indemnitee, arising out of (i) the breach of any representation or warranty made by the Stockholder in Article 2 of this Agreement; or (ii) the breach of any covenant, agreement or obligation of the Stockholder contained in this Agreement or any other Transaction Document. Notwithstanding the one-year time limitation set forth above, the Stockholder's indemnification obligations under this
Section 5.1 arising from the breach of any representation or warranty made by the Stockholder (x) in Section 2.12 of this Agreement shall continue until such time as the applicable statute of limitations has expired on the right of the applicable Governmental Authority to legally impose the Tax liability upon which the Buyer Indemnitee's claimed Loss is based; and (y) in Section 2.13 of this Agreement shall continue for a period of two years following the Closing Date.

Furthermore, notwithstanding the foregoing or anything else in this Agreement to the contrary, in the event that any Buyer Indemnitee reasonably incurs Losses in connection with the breach of any representation or warranty of the Stockholder regarding Eco Holdings, Eco Ltd. and the Partnership made by the Stockholder in
Article 2 of this Agreement,  the  Stockholder's  obligations under this Section
5.1 shall apply to only fifty percent (50%) of such Losses.

         5.2  Indemnification  by Mirant,  Buyer and Note Buyer. For a period of
              -------------------------------------------------
one (1) year following the Closing Date and subject to the limits set forth in this Article 5, Mirant, Buyer, Note Buyer and their respective successors and assigns shall indemnify, defend, reimburse and hold harmless the Stockholder Indemnitees from and against any and all Losses reasonably incurred by any Stockholder Indemnitee arising out of (i) the breach of any representation or warranty made by Mirant, Buyer and Note Buyer in Article 3 of this Agreement;
(ii) the breach of any covenant, agreement or obligation of Mirant, Buyer or Note Buyer contained in this Agreement or any other Transaction Document; or
(iii) the ownership or operation of the Company, the Holding Subsidiaries, Eco Holding, Eco Ltd., and the Partnership after the Closing.

         5.3      Indemnification Procedure.
                  -------------------------

                  (a) Whenever any claim (a "Claim") shall arise for indemnification under this Article 5, the Indemnitee shall promptly (but in any
                            ---------
event within ten (10) days of Indemnitee becoming aware of the Claim) give written notice to the Indemnitor with respect to the Claim, which notice shall include reliable information of the facts constituting the basis for the Claim. Notwithstanding the foregoing, the failure to timely give such notice shall not relieve the Indemnitor from any obligation under this Agreement, except to the extent, if any, that the Indemnitor is materially prejudiced thereby. In the event of any Claim resulting from or in connection with any claim or legal proceedings by a third party (a "Third Party Claim"), the notice to the Indemnitor shall specify, if known, the amount or an estimate of the amount of liability arising therefrom. The Indemnitee shall not settle or compromise any claim by any third party for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnitor unless suit shall have been instituted against it and the Indemnitor shall not have taken control of such suit after notification thereof as provided in Section 5.3(c) hereof.
                                               -------------

                  (b) Upon receipt of written notice from the Indemnitee of a Third Party Claim, the Indemnitor shall provide counsel (such counsel subject to the reasonable approval of the Indemnitee) to defend the Indemnitee against the matter from which the Third Party Claim arose, at the Indemnitor's sole cost, risk and expense. The Indemnitee shall cooperate in all reasonable respects, at the Indemnitor's sole cost, risk and expense, with the Indemnitor in the investigation, trial, defense and any appeal arising from the matter from which the Third Party Claim arose. The Indemnitee shall be entitled to participate in (but not control) the defense of any such action, with counsel at its own expense. The Indemnitor shall have the right to elect to settle any claim for monetary damages without the Indemnitee's consent only if the settlement includes a complete release of the Indemnitee. If the settlement does not include such a release, it will be subject to the consent of the Indemnitee, which will not be unreasonably withheld; provided, however, if the Indemnitee
                                           ------------------
fails to give such consent within twenty (20) days of being requested to do so, the Indemnitee shall, at its expense, assume the defense of such Third Party

Claim and regardless of the outcome of such matter, the Indemnitor's liability hereunder shall be limited to the amount of the proposed settlement. The Indemnitor may not admit any liability of the Indemnitee or waive any of the Indemnitee's rights without the Indemnitee's prior written consent, which will not be unreasonably withheld. If the subject of any Third Party Claim results in a judgment or settlement, the Indemnitor shall promptly pay such judgment or settlement.

                  (c) If the Indemnitor (i) fails to assume the defense of the subject of any Third Party Claim in accordance with the terms of Section 5.3(b),
                                                                 --------------
(ii) fails diligently to prosecute such defense, or (iii) has, in the Indemnitee's reasonable good faith judgment, a conflict of interest, the Indemnitee may defend against the subject of the Claim, at the Indemnitor's sole cost, risk and expense, in such manner and on such terms as the Indemnitee deems appropriate, including, without limitation, settling the subject of the Claim; provided, however, that any compromise or settlement shall be subject to the Indemnitor's consent, which consent will not be unreasonably withheld. If the Indemnitee defends the subject of a Claim in accordance with this Section
                                                                         -------
5.3(c),  the Indemnitor shall cooperate with the Indemnitee and its counsel,  at
------
the Indemnitor's sole cost, risk and expense, in all reasonable respects, and shall deliver to the Indemnitee or its counsel copies of all pleadings and other information within the Indemnitor's knowledge or possession reasonably requested by the Indemnitee or its counsel that are relevant to the defense of the subject of any such Claim and that will not prejudice the Indemnitor's position, claims or defenses. The Indemnitee shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder.

         5.4  Payment.  All  payments  owing  under this  Article 5 will be made
              -------                                     ---------
promptly as indemnifiable Losses are incurred. If the Indemnitee defends the subject matter of any Claim in accordance with Section 5.3(c), the expenses
                                                  ---------------
(including reasonable attorneys' fees and costs) incurred by the Indemnitee shall be paid by the Indemnitor in advance of the final disposition of such matter as incurred by the Indemnitee; provided that the Indemnitee undertakes in
                                      --------
writing to repay any such advances in the event that it is ultimately determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement or applicable law.

         5.5      Limitations.
                  -----------

                  (a) Notwithstanding any provision of this Agreement to the contrary, the Stockholder shall have no obligation to indemnify any Buyer Indemnitee under this Article 5 or to pay damages in respect of contract or other claims arising under this Agreement or any other Transaction Document unless the Buyer Indemnitees have suffered indemnifiable Losses hereunder in an aggregate amount attributable to all Claims in excess of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Threshold"). Once the aggregate amount of indemnifiable Losses hereunder exceeds the Threshold, the Buyer Indemnitees shall be entitled to recover the full amount of all such Losses in excess of the Threshold.

                  (b) Notwithstanding any provision of this Agreement to the contrary, the maximum aggregate liability of the Stockholder to the Buyer Indemnitees for all claims arising under this Agreement and the other Transaction Documents equals ten percent (10%) of the Purchase Price.

                  (c) Notwithstanding any provision of this Agreement to the contrary, neither Mirant, Buyer nor Note Buyer shall have any obligation to indemnify any Stockholder Indemnitee under this Article 5 or to pay damages in respect of contract or other claims arising under this Agreement or any other Transaction Document unless the Stockholder Indemnitees have suffered indemnifiable Losses hereunder in the aggregate amount attributable to all Claims in excess of the Threshold; provided, however, that Mirant's, Buyer's and Note Buyer's obligations to indemnify any Stockholder Indemnitee for any Losses arising from for any breach of this Agreement by Mirant, Buyer or Note Buyer of their obligation to pay, or directly or indirectly resulting in the failure of Mirant, Buyer and Note Buyer to pay, the Purchase Price under this Agreement, shall not be subject to the Threshold. Subject to the foregoing proviso, once the aggregate amount of Losses exceeds the Threshold, the Stockholder Indemnitees shall be entitled to recover the full amount of Losses in excess of the Threshold.

                  (d) Notwithstanding any provision of this Agreement to the contrary, the maximum aggregate liability of Mirant, Buyer and Note Buyer to the Stockholder Indemnitees for all claims arising under this Agreement and the other Transaction Documents equals ten percent (10%) of the Purchase Price; provided, however, that Mirant's, Buyer's and Note Buyer's liability for any breach of this Agreement by Mirant, Buyer or Note Buyer of their obligation to pay, or directly or indirectly resulting in the failure of both Mirant, Buyer and Note Buyer to pay, the Purchase Price shall not be subject to such limitation.

                  (e) No Indemnitee shall be entitled to indemnification under this Article 5 for Losses (i) directly or indirectly caused by a willful or negligent act of such Indemnitee or a breach by such Indemnitee of any representation, warranty, covenant or other agreement set forth in this Agreement or any duty to the potential Indemnitor or (ii) covered by insurance proceeds from insurance owned and paid for by the Stockholder, the Companies, the Holding Subsidiaries, the Partnership or any of their respective Affiliates prior to the Closing, to the extent that the Buyer Indemnitees actually receive such insurance proceeds to cover such Losses.

         5.6 Survival. The representations and warranties made in this Agreement
             --------
or in any exhibit, schedule, or any other Transaction Document or certificate shall survive any investigation made by any party hereto and the Closing of the transactions contemplated hereby until the first anniversary of the Closing Date; provided, however, that the representations and warranties made by the Stockholder (x) in Section 2.12 of this Agreement shall survive until such time as the applicable statute of limitations has expired on the right of the applicable Governmental Authority to legally impose the Tax liability upon which the Buyer Indemnitee's claimed Loss is based; and (y) in Section 2.13 of this Agreement shall survive for a period of two years following the Closing Date. No party will be liable to another under any warranty or representation after the applicable expiration of such warranty or representation; provided, however, that if a claim or notice is given under this Article 5 with respect to any representation or warranty prior to the applicable expiration date, such claim may be pursued to resolution notwithstanding expiration of the representation or warranty under which the claim was brought.

         5.7      -----------------------------------------.

                  (a)-----------------------------------------------------------
--------------------------------------------------------------------------------

                   (b)----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  (c)-----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  (d)-----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  (e)-----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  (f)-----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(ii) zero in the event that such PREPA Resolution Amount exceeds $35,000,000, as applicable.

                  (g)-----------------------------------------------------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------.

         5.8 Exclusivity of Indemnification.  The indemnification  provisions of
             ------------------------------
this Article 5 are intended to provide the exclusive remedy as to all Losses that any party hereunder may incur arising from or relating to the transactions contemplated by this Agreement. Each party hereby waives, to the extent that it may do so, any other rights or remedies that may arise under any applicable statute, rule or regulation; provided, however, that the foregoing shall not be interpreted to limit the types of remedies, including specific performance or other equitable remedies, which may be sought by an Indemnitee in connection with a breach of any covenant or agreement contained herein and shall not limit any available remedy for a willful misrepresentation or breach by another party.

         5.9 Consequential  Damages and Remedies. No party will be liable to any
             -----------------------------------
other party in connection with this Agreement, or any of the transactions contemplated hereby, for any consequential, punitive, special or indirect damages. Each party hereby expressly releases the other parties, their respective Affiliates, directors, officers, employees, agents and representatives from any such liability.



                                    ARTICLE 6
                              CONDITIONS TO CLOSING

         6.1  Conditions to Obligations  of Each Party.  The  obligations of the
              ----------------------------------------
Stockholder, on the one hand, and Mirant, Buyer and Note Buyer, on the other hand, to consummate the transactions contemplated hereby are subject to the fulfillment to the reasonable satisfaction of the party entitled to the benefit of the conditions in this Section 6.1, on or before the Closing Date, any one or more of which may be jointly waived in writing by the Stockholder and Buyer acting together.

                  (a) No Action  or  Proceeding.  No  preliminary  or  permanent
                      -------------------------
injunction or other order issued by any Governmental Entity that declares this Agreement invalid in any material respect or prevents or would be violated by the consummation of the transactions contemplated hereby, or which would have a Material Adverse Effect, is in effect. No action or proceeding has been instituted or threatened by any Governmental Entity, other person, or entity which seeks to prevent or delay the consummation of the transactions
contemplated   by  this   Agreement   or  which   challenges   the  validity  or
enforceability of this Agreement, the result of which could constitute a Material Adverse Effect.

                  (b)   Consents,   Approvals   and   Filings.   All   consents,
                        -------------------------------------
authorizations and approvals from, and all declarations, filings and registrations with, governmental agencies or third parties that are listed on Schedules 2.7, 2.8 and 3.4 shall have been obtained or made, as appropriate. All waiting periods under the HSR Act shall have expired or been properly terminated.

         6.2  Conditions to  Obligations  of Buyer.  The  obligations of Mirant,
              ------------------------------------
Buyer and Note Buyer to consummate the transactions contemplated hereby are subject to the fulfillment, on or before the Closing Date, of the conditions set forth in this Section 6.2, any one or more of which may be waived by Mirant or Buyer in writing in its discretion.

                  (a)   Representations   and   Warranties;    Covenants.    The
                        ------------------------------------------------
representations and warranties of the Stockholder contained in this Agreement (as revised, modified or updated pursuant to Section 4.10 hereof) shall be true and correct in all material respects on the Closing Date; provided, however, that if any portion of any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects The Stockholder shall have performed in all material respects all obligations required to be performed by it under this Agreement on or before the Closing Date. At the Closing, the Stockholder shall have delivered to Buyer a certificate dated as of the Closing Date to such effect signed by an authorized representative of the Stockholder.

                  (b)     LNG Term Out under Credit Agreement. The  Term-Out  of
                           -----------------------------------
all Construction  Loans into Term Loans shall have been  completed  pursuant  to
Section  2.01(b) of the Credit  Agreement  referenced  on Schedule 2.10.
                                                          -------------

                  (c)     Restructuring Activities. The restructuring activities
                          ------------------------
set forth on Schedule 4.2 shall have been completed.
             ------------

                  (d)      Stock Books.  The  Stockholder  shall have  delivered
                           -----------
minute  books   and   any  corporate  seals  of  the  Company  and  the  Holding
Subsidiaries.

                  (e)      Resignation of Directors.  Buyer shall have  received
                           --------------------------
written resignations of theany stock books, stock ledgers, directors of the Company and the Holding Subsidiaries.

                  (f) Satisfaction of Other Closing  Conditions.  All conditions
                      -----------------------------------------
to the obligations of Mirant, Buyer and Note Buyer to close the transaction contemplated under that certain Stock Purchase Agreement by and among Edison Mission Energy, EME del Caribe, Mirant, Buyer and Note Buyer, dated as of the date hereof, shall have been satisfied or waived.

         6.3 Conditions to Obligations of the  Stockholder.  The  obligations of
             ---------------------------------------------
the Stockholder to consummate the transactions contemplated hereby are subject to the fulfillment, on or before the Closing Date, of the conditions set forth in this Section 6.3, any one or more of which may be waived by the Stockholder in writing in its discretion.

                  (a)   Representations   and   Warranties;    Covenants.    The
                        ------------------------------------------------
representations and warranties of Mirant and Buyer contained in this Agreement shall be true and correct in all material respects as of the date hereof and on the Closing Date; provided, however, that if any portion of any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects. Mirant and Buyer shall have performed in all material respects all obligations required to be performed by them under this Agreement on or before the Closing Date. At the Closing, both Mirant and Buyer shall have delivered to the Stockholder a certificate dated as of the Closing Date to such effect signed by the Secretary of Buyer.

                  (b)      Removal as  Guarantor.  Buyer shall  have caused  the
                           ---------------------
Stockholder and its Affiliates to be removed as a guarantor of the Guaranteed Indebtedness in accordance with Section 4.3.

                  (c)      Replacement of Insurance  Obligations.   Buyer  shall
                           -------------------------------------
have replaced the Stockholder's or its Affiliates' Insurance Obligations in accordance with Section 4.4.

                  (d)      Assignment  and  Assumption  Agreement.  Buyer or its
                           ---------------------------------------
Affiliate shall have assumed, pursuant to the Assignment and Assumption Agreement referenced in Section 4.5 hereof, all of the rights and obligations under the OMFM Agreement.



                                    ARTICLE 7
                           TERMINATION AND ABANDONMENT

         7.1      Termination. This Agreement and the transactions  contemplated
                  -----------
hereby may be terminated at anytime prior to the Closing:

                  (a) by Mirant or Buyer, if (i) the Stockholder fails to comply in any material respect with any of its covenants or agreements contained herein, or (ii) any of the representations and warranties of the Stockholder set forth in Article 2 hereof (as revised, modified or updated pursuant to Section
4.8 hereof) is breached or is inaccurate in any material respect, or (iii) any event has occurred or circumstances exist which have a Material Adverse Effect; provided, however, that neither Mirant nor Buyer may terminate this Agreement
------------------
pursuant to this Section 7.1(a) if (x) the Stockholder has cured such material noncompliance, breach, inaccuracy or Material Adverse Effect within fifteen (15) business days after the receipt of written notice thereof by Mirant or Buyer or
(y) Mirant or Buyer has breached in any material respect any of its representations, warranties or obligations under this Agreement;

                  (b) by the Stockholder, if (i) Mirant, Buyer or Note Buyer fails to comply in any material respect with any of its covenants or agreements contained herein, or (ii) any of the representations and warranties of Mirant, Buyer or Note Buyer set forth in Section 3 hereof is breached or is inaccurate in any material respect; provided, however, that the Stockholder may not
                            ------------------
terminate this Agreement pursuant to this Section 7.1(b) if (x) Mirant, Buyer and Note Buyer has cured such noncompliance, breach or inaccuracy within fifteen
(15) business days after the receipt of written notice thereof by the Stockholder or (y) the Stockholder has breached in any material respect any of its representations, warranties or obligations under this Agreement; or

                  (c) by the Stockholder, on the one hand, or Mirant, Buyer or Note Buyer, on the other hand, if (i) a Governmental Entity has issued a non-appealable order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto have used all their commercially reasonable efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement; or (ii) a condition to the terminating party's performance hereunder has not been satisfied or waived prior to December 31, 2001; provided, however, that a party may not terminate this
                       ------------------
Agreement pursuant to this Section 7.1(c) if such party's failure to fulfill any of its obligations under this Agreement is the reason for the occurrence of either of the foregoing clauses (i) or (ii) hereof.

         7.2  Notice  of  Termination.  In the  event  of  termination  of  this
              -----------------------
Agreement  pursuant  to  Section  7.1  hereof,  written  notice  shall  be given
                         ------------
forthwith by the terminating party to the other parties and this Agreement will terminate and the transactions contemplated hereby will be abandoned in accordance with the terms of this Article 7, without further action by any party.

         7.3 Effect of Termination.  If this Agreement is terminated as provided
             ---------------------
in this Article 7, no party to this Agreement will have any liability or further
        ---------
obligation to any other party to this Agreement, except as provided in Sections 4.1(b), 8.10, 8.11, 8.13, and 8.14 and except that termination of this Agreement will not affect any liability of any party for any breach of this Agreement prior to termination, or any breach at any time of the provisions hereof surviving termination.



                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1      Definitions.
                  -----------

                  (a) "Action" means any action, suit, counterclaim, cross-claim, appeal, arbitration or mediation for any relief against a party hereunder or any of its Affiliates, successors or assigns, declaratory or otherwise, to enforce the terms of this Agreement or to declare rights under this Agreement.

                  (b) "Affiliate" has the meaning ascribed to it in Rule 405 under the Securities Act.

                  (c) "Bankruptcy Exception" means the limitations on enforceability imposed by general principles of equity and bankruptcy, insolvency, reorganization and moratorium and other similar laws relating to creditors' rights.

                  (d) "Buyer" has the meaning ascribed to it in the preamble to this Agreement.

                  (e)   "Buyer Indemnitees"  means  Buyer  and  its   directors,
officers and employees.

                  (f) "Capital Stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests of the issuer thereof.

                  (g)   "Claim" has the meaning ascribed to it in Section 5.3(a)
                                                                  --------------
hereof.

                  (h)   "Closing" has the meaning ascribed to it in Section 1.1
                                                                     ----------
hereof.

                  (i)   "Closing Date" has the meaning ascribed to it in Section
                                                                         -------
1.2 hereof.
----

                  (j) "Company" has the meaning ascribed to it in Recital A hereof.

                  (k)   "Company Shares" has  the  meaning  ascribed  to  it  in
Section 2.3 hereof.
-----------

                  (l) "Confidential Information" means any information not in the public domain, in any form, whether acquired prior to or after the Closing Date, received from the Stockholder, the Company or any of their advisors relating to the business and operations of the Stockholder, the Company, the Holding Subsidiaries, the Partnership and their respective Affiliates, including, without limitation, information regarding vendors, suppliers, trade secrets, training programs, technical information, contracts, systems, procedures, know-how, trade names, improvements, price lists, financial or other data, business plans, computer programs, software systems, internal reports, personnel files or any other compilation of information, written or unwritten, which is or was used in the business of the Stockholder, the Company, the Holding Subsidiaries, the Partnership or their respective Affiliates, except for information (i) that was or becomes generally available to the public, other than as a result of disclosure by Mirant or Buyer; or (ii) that is received by Mirant or Buyer or any of their Affiliates on a non-confidential basis from a third party that is not prohibited from disclosing such information by obligation to the Stockholder, the Company, the Holding Subsidiaries or the Partnership.

                  (m)   "Contracts"   has  the  meaning   ascribed   to   it  in
Section 2.10 hereof.
------------

                  (n)   "Decision"  means  any   judgment,   order,  ruling,  or
award  granted  with respect to an Action.

                  (o) "Disclosure Schedule" means the disclosure schedule of the Stockholder attached hereto as Schedule 2 and the Schedules included
                                      -----------
therein.

                  (p)   "Distributions"  has  the  meaning  ascribed  to  it  in
Section 2.16 hereof.
------------

                  (q)   "DOJ" means the United States Department of Justice.

                  (r) "Eco Holdings" means EcoElectrica Holdings, Ltd., an entity organized under the laws of the Cayman Islands.

                  (s) "Eco Ltd." means EcoElectrica Ltd., an entity organized under the laws of the Cayman Islands.

                  (t)   "Environmental   Laws"   means  all   applicable   laws,
regulations and other requirements of Governmental Entities or duties under common law (other than the same relating to Taxes) relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment.

                  (u) "Environmental Permits" means all licenses, permits and other authorizations or registrations required under all Environmental Laws.

                  (v)   "Facility" has  the meaning ascribed to it in Recital  A
                                                                      ----------
hereof.

                  (w)   "FERC" means the Federal Energy Regulatory Commission.

                  (x)   "Financial Statements" has the meaning ascribed to it in
Section 2.6(a).
--------------

                  (y)   "FTC" means the United States Federal Trade Commission.

                  (z)  "Governmental   Entity"  means  any  court,   arbitrator,
federal,   state  or  local  government   agency,   regulatory  body,  or  other
governmental authority.

                  (aa) "Guaranteed Indebtedness" has the meaning ascribed to it in Section 4.3. hereof.
   -----------

                  (bb)  "Holding   Subsidiaries"  means  all  of   the  entities
identified as Holding  Subsidiaries on Schedule 2.2 to the Agreement.
                                       ------------

                  (cc) "Holding Subsidiary Shares" has the meaning ascribed to it in Section 2.3 hereof.

                  (dd)  "HSR  Act"   means   the    Hart-Scott-Rodino  Antitrust
Improvements Act of 1976, as amended.

                  (ee) "Indemnitee" means the party entitled to indemnification under Article 5 hereof.
      ---------

                  (ff)  "Indemnitor"  means  the  party  obligated   to  provide
indemnity under Article 5 hereof.
                ---------

                  (gg) "Insurance Obligations" has the meaning ascribed to it in Section 4.4 hereof.
   -----------

                  (hh) "knowledge" or "known" means, with respect to any individual, the actual knowledge of such individual or, in the case of the Stockholder, the actual knowledge, without independent investigation, of Greg Curran and Rick Sierra.

                  (ii)  "License"  means   any   permit,    license   or   other
governmental authorization.

                  (jj) "LNG Tolling Agreement" means the LNG Tolling Services Agreement between the Partnership and the Stockholder dated October 31, 1997.

                  (kk)  "Losses" has the meaning ascribed to  it in  Section 5.1
                                                                     -----------
hereof.

                  (ll)  "Material  Adverse  Effect" means an effect or series of effects that, either individually or in the aggregate, is materially adverse to the business, assets, financial condition or results of operations of the Partnership, taken as a whole; provided, however, that any such effect or effects arising from any circumstances not disclosed in this Agreement or the schedules hereto that result, or are reasonably likely to result, in an uninsured loss to the Partnership in excess of $30,000,000 shall be conclusively presumed to constitute a Material Adverse Effect; and provided further that, notwithstanding the foregoing, none of the following will be deemed, individually or together, to constitute a "Material Adverse Effect:" (x) any changes, circumstances or effects resulting from or relating to changes or developments in the economy, financial markets, commodity markets, laws, regulations or rules in the applicable electric power markets (including, without limitation, changes in laws or regulations affecting owners or providers of electric generation, transmission or distribution as a group and not the Partnership exclusively) or in the political climate generally or in any specific region; (y) any changes in conditions or developments generally applicable to the industries in which the Partnership is involved; and (z) any changes, circumstances or effects attributable to the announcement or pendency of the transactions contemplated by this Agreement (including any cancellations of or delays in customer agreements, any reductions in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees), or resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement.

                  (mm)  "OMFM  Agreement" means the Operations,  Maintenance and
Fuels   Management  Agreement   between  the  Partnership  and  EI  Puerto  Rico
Operations, Inc. dated October 31, 1997.

                  (nn)  "Other  Assets"  means  those   items   set   forth   on
Schedule 8.1.
------------

                  (oo)  "Partnership  Interests"  means   the  interests  in the
Partnership,  as  described  in Section 2.3 hereof.
                                -----------

                  (pp) "Partnership" means EcoElectrica, LP, a Bermuda limited partnership.

                  (qq) "Partnership Agreement" means the Partnership Agreement dated December 10, 1997 between EcoElectrica Holdings, Ltd. and EcoElectrica Ltd relating to the Partnership.

                  (rr)  "PREPA" means the Puerto Rico Electric Power Authority.

                  (ss) "PPOA" means the Power Purchase and Operating Agreement dated March 10, 1995, as amended, between PREPA and the Partnership.

                  (tt)  "Prevailing Party" has  the  meaning  ascribed  to it in
Section 8.14.
------------

                  (uu)  "Purchase Price" has  the  meaning  ascribed  to  it  in
Section 1.3 hereof.
-----------

                  (vv) "Securities Act" means the Securities Act of 1933, as amended.

                  (ww) Stockholder" means Enron Asset Holdings, LLC, a Delaware limited liability company.

                  (xx) "Stockholder Indemnitees" means the Stockholder and its Affiliates, and the directors, officers and employees of any of them.

                  (yy) "Subordinated Note" means the EDC Subordinated Promissory Note representing a loan from Enron Development Corp. to the
         Partnership in the principal amount of $12,064,185 (plus accrued interest through 5/31/01 of $6,100,329 and interest accruing after 5/31/01 in accordance with the terms of the Note).

                  (zz) "Tax or Taxes" means all taxes, imposts, duties or assessments of any kind or nature whatsoever, and howsoever described or denominated, including income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, property, ad valorem, customs duties, capital, wealth, capital stock, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax or charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, imposed by any governmental or taxing authority.

                  (aaa) "Taxpayer"  has   the  meaning   ascribed   to   it   in
Section 2.12(a) hereof.
---------------

                  (bbb) "Threshold"  has   the   meaning   ascribed   to  it  in
Section 5.5(a) hereof.
--------------

                  (ccc) "Transaction Documents" means this Agreement, the Assignment and Assumption Agreement referenced in Section 4.5 hereof, and all necessary stock powers required to be delivered in connection with the consummation of the transaction contemplated by this Agreement.

         8.2 Notices.  All notices,  requests,  demands and other communications
             -------
hereunder shall be in writing and shall be deemed given upon personal delivery or three (3) days after being mailed by certified or registered mail, postage prepaid, return receipt requested, or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees at the following addresses and telephone numbers, or at such other addresses or telephone numbers as the parties may designate by written notice in accordance with this Section 8.2:
                                                                -----------

                  If to Mirant, Buyer or Note Buyer:

                                         Mirant EcoElectrica Investments I, Ltd.
                                         1155 Perimeter Center West
                                         Atlanta, Georgia 30338
                                       27

                                         Attn: J.R. Harris

                                         Telephone No.: (678) 579-7115
                                         Facsimile No.: (678) 579-7979

                  With a copy to:        Troutman Sanders LLP
                                         401 9th Street, NW, Suite 1000
                                         Washington, DC 20004-2134
                                         Attn: Ronald R. Ross, Esq.

                                         Telephone No.: (202) 274-2963
                                         Facsimile No.: (202) 654-5625

                  If to the Stockholder: Enron Global Assets & Services
                                         333 Clay, Suite 2100
                                         Houston, TX 77002
                                         Attn: General Counsel

                                         Facsimile No.: (713) 345-5538

                  With a copy to:        Enron Corp.
                                         1400 Smith Street
                                         Houston, TX 77002
                                         Attn: General Counsel
                                         Attn: Kate Cole

                                         Facsimile No.: (713) 853-3920


         8.3  Assignability  and Parties in  Interest.  This  Agreement  and the
              ---------------------------------------
rights, interests or obligations hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties hereto; provided, however, that this Agreement may be assigned to an Affiliate, but that no such assignment shall relieve Mirant, Buyer or Note Buyer of their respective obligations hereunder. This Agreement shall inure to the benefit of and be binding upon Mirant, Buyer, Note Buyer, the Stockholder, and their respective permitted successors and assigns. Nothing in this Agreement will confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

         8.4  Publicity.  No press  release  or  other  public  announcement  or
              ---------
disclosure related to this Agreement or the transactions contemplated herein (including but not limited to the terms and conditions of this Agreement) shall be issued or made without the prior approval of Buyer, on the one hand, and the Stockholder, on the other hand. The foregoing shall not prohibit any disclosure required by law; provided that such disclosure is made pursuant to Section
                   --------
4.1(b) hereof and that the disclosing party consults with the other parties at least one (1) business day in advance of such disclosure. To the extent a disclosure is required by law, the disclosing party shall cooperate with the other parties hereto to prepare an appropriate confidential treatment request with the applicable Governmental Entity in order to prevent disclosure of any sensitive matters as to which the disclosing party believes there exists a good faith argument for confidential treatment.

         8.5 Complete  Agreement.  This  Agreement,  the exhibits and  schedules
             -------------------
hereto and the other Transaction Documents contain or will contain the entire agreement between the parties hereto with respect to the transactions contemplated  herein and  therein  and shall  supersede  all  previous  oral and written and all contemporaneous oral negotiations, commitments, and understandings including, without limitation, all letters, memoranda or other documents or communications, whether oral, written or electronic, submitted or made by (a) Mirant, Buyer Note Buyer or their respective agents or representatives to the Stockholder, Credit Suisse First Boston Corporation or any of their respective agents or representatives, or (b) the Stockholder, Credit Suisse First Boston Corporation or their respective agents or representatives to Mirant, Buyer, Note Buyer or any of their respective agents or representatives, in connection with the bidding process which occurred prior to the execution of this Agreement or otherwise in connection with the negotiation and execution of this Agreement. No communications by or on behalf of the Stockholder, including responses to any questions or inquiries, whether orally, in writing or electronically, and no information provided in any data room or any copies of any information from any data room provided to Mirant, Buyer or Note Buyer or any other information shall be deemed to (x) constitute a representation, warranty or an agreement of the Stockholder, or (y) be part of this Agreement.

         8.6 Acknowledgment;  Independent Due Diligence.  Mirant, Buyer and Note
             ------------------------------------------
Buyer acknowledge that the Stockholder has not made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Stockholder, the Company or any of the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership or the Facility not included in this Agreement and the schedules hereto. Without limiting the generality of the foregoing, no representation or warranty is made with respect to any information in the Confidential Information Memorandum, dated April 2001, or any supplement or amendment thereto provided in connection with the solicitation of proposals to enter into the transactions contemplated by this Agreement, such information having been provided for the convenience of Mirant, Buyer and Note Buyer in order to assist Mirant, Buyer and Note Buyer in framing its due diligence efforts. Mirant, Buyer and Note Buyer further acknowledge that: (a) Mirant, Buyer and Note Buyer, either alone or together with any individuals or entities Mirant, Buyer or Note Buyer has retained to advise it with respect to the transactions contemplated hereby, have knowledge and experience in transactions of this type and in the business of the Stockholder, the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd. and the Partnership and is therefore capable of evaluating the risks and merits of acquiring the Company Shares; (b) it has relied on its own independent investigation, and has not relied on any information or representations furnished by the Stockholder or any representative or agent thereof (except as specifically set forth herein), in determining to enter into this Agreement; (c) neither the Stockholder nor any representative or agent thereof has given any investment, legal or other advice or rendered any opinion as to whether the purchase of the Company Shares is prudent, and Mirant, Buyer and Note Buyer are not relying on any representation or warranty by the Stockholder or any representative or agent thereof except as set forth in this Agreement; (d) Mirant, Buyer and Note Buyer have conducted extensive due diligence, including a review of the documents contained in a data room prepared by or on behalf of the

Stockholder ; and (e) the Stockholder has made available to Mirant, Buyer and Note Buyer all documents, records and books pertaining to the Company, the Holding Subsidiaries, the Partnership and the Facility that Mirant, Buyer, Note Buyer and their attorneys, accountants, advisors have requested, and Mirant, Buyer, Note Buyer and their attorneys, accountants and advisors have had the opportunity to visit the Facility, and ask questions and receive answers concerning the Company, the Holding Subsidiaries, the Partnership, and the Facility and the terms and conditions of this Agreement. All such questions have been answered to Mirant's, Buyer's and Note Buyer's full and complete satisfaction.

         8.7 Disclaimer Regarding Assets. Except as otherwise expressly provided
             ---------------------------
herein, the Stockholder expressly disclaims any representations or warranties of any kind or nature, express or implied, as to the condition, value or quality of the assets or operations of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership, the Facility or the prospects (financial and otherwise), risks and other incidents of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership or the Facility, and the Stockholder specifically disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to such assets, or any part thereof, or as to the workmanship thereof, or the absence of any defects therein, whether latent or patent, or compliance with environmental requirements, or as to the condition of, or the rights of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership or the Facility in, or their title to, any of their assets, or any part thereof, or whether the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership or the Facility possess sufficient real property or personal property interests to own or operate such assets. Except as expressly provided herein, no schedule or exhibit to this Agreement, nor any other material or information provided by or communications made by the Stockholder or any of their respective representatives will cause or create any warranty, express or implied, as to the condition, value or quality of such assets. Without limiting the generality of the foregoing, no representation or warranty is made with respect to the accuracy of any information provided in any site tours or on any web site, or in any meetings with management or other personnel of the Company, the Holding Subsidiaries, Eco Holdings, Eco Ltd., the Partnership, the Facility or their respective representatives, except as expressly set forth herein.

         8.8  Modifications,  Amendments  and Waivers.  At any time prior to the
              ---------------------------------------
Closing Date or termination of this Agreement, the Stockholder, on the one hand, and Mirant, Buyer and Note Buyer, on the other hand, may (a) waive any inaccuracies in the representations and warranties of the other contained in this Agreement or in any other Transaction Document; and (b) waive compliance by the other party with any of the covenants or agreements contained in this Agreement. No waiver of any of the provisions of this Agreement will be considered, or will constitute, a waiver of any of the rights or remedies, at law or equity, of the party entitled to the benefit of such provisions unless made in writing and executed by the party entitled to the benefit of such provision.

         8.9 Headings;  References. The headings contained in this Agreement and
             ---------------------
the other Transaction Documents are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References herein to articles, sections, schedules and exhibits refer to the referenced articles, sections, schedules or exhibits hereof unless otherwise specified.

         8.10  Governing Law. This Agreement shall be governed by, and construed
               -------------
and enforced in accordance with, the internal laws of the State of Texas.

         8.11 Submission to Jurisdiction.  All actions or proceedings arising in
              --------------------------
connection with this Agreement shall be tried and litigated exclusively in the state or federal courts located in the County of Harris, State of Texas. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of Harris, State of Texas shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 8.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 8.2. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         8.12  Severability.  Any provision of this Agreement  which is invalid,
               ------------
illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

         8.13 Expenses of Transactions. All fees, costs and expenses incurred by
              ------------------------
Mirant, Buyer and Note Buyer in connection with the transactions contemplated by this Agreement shall be borne by Mirant, Buyer and Note Buyer, and all fees, costs and expenses incurred by Stockholder in connection with the transactions contemplated by this Agreement shall be borne by the Stockholder. The Stockholder shall be liable for any fees or commissions payable to Credit Suisse First Boston Corporation in connection with the transactions contemplated by this Agreement to the extent they become due pursuant to contractual arrangements made by or on behalf of the Stockholder.

         8.14  Attorneys'  Fees.  If Mirant,  Buyer,  Note Buyer or any of their
               ----------------
Affiliates, successors or assigns brings any Action against the Stockholder or any of its Affiliates, successors or assigns, or if the Stockholder or any of its Affiliates, successors or assigns brings any Action against Mirant, Buyer, Note Buyer or any of their Affiliates, successors or assigns, in each case in connection with this Agreement, in addition to any damages and costs which the prevailing party otherwise would be entitled, the non-prevailing party shall pay to the prevailing party its actual attorneys' fees and costs incurred in bringing and prosecuting such Action and/or enforcing any Decision granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision. For the purposes of this Section 8.14, attorneys' fees shall
                                          -------------
include, without limitation, fees incurred in the following: (a) postjudgment motions and collection actions; (b) contempt proceedings; (c) garnishment, levy and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. For purposes of this Section 8.14, the "prevailing party" means the party who agrees to dismiss an action on the other party's payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party shall be determined with respect to each claim separately. The prevailing party shall be the party who has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined that there is no prevailing party.

         8.15     Joint and  Several  Liability ; Waiver. (a)  Whether   or  not
                  ------------------------------------    ===
expressly stated in this Agreement, all of Buyer's and Note Buyer's payment obligations under this Agreement are the joint and several obligations of Buyer, Note Buyer and Mirant.

                  (b) Without in any manner limiting the obligations of either Mirant, Buyer or Note Buyer hereunder, the Stockholder may, subject to the terms and conditions hereof, (i) accept partial payments from either Mirant, Buyer or Note Buyer on account of the obligations; (ii) create new indebtedness or renew, compromise, extend, increase, accelerate and otherwise change the time for payment of, or otherwise change the terms of, any of the Transaction Documents, or any part thereof; (iii) release or substitute either Mirant, Buyer or Note Buyer, and otherwise deal with either Mirant, Buyer or Note Buyer as the Stockholder may determine in accordance with the terms hereof and applicable law; (iv) settle or release, either by agreement or by operation of law, either Mirant,Buyer or Note Buyer; and (v) proceed directly against the property of either Mirant, Buyer or Note Buyer without proceeding against the other to collect and recover the full amount of the obligations or any portion thereof, and each of Mirant, Buyer and Note Buyer waives any right to require the Stockholder to proceed against the other, or pursue any other remedy in the Stockholder's power whatsoever.

                  (c) Each of Mirant, Buyer and Note Buyer hereby waives any defense arising by reason of any disability or other defense of the other or by reason of the cessation from any action of any kind against the other. The Stockholder may, at its election, exercise any right or remedy it may have against either Mirant, Buyer or Note Buyer without affecting or impairing in any way the liability of the other hereunder. The Stockholder's rights under this Agreement and the other Transaction Documents will be enforceable without regard to the validity, regularity or enforceability of the obligations of either Mirant, Buyer or Note Buyer or any document evidencing the same.

                  (d) Until all of the obligations under this Agreement and the other Transaction Documents have been fully and finally satisfied, neither Mirant, Buyer nor Note Buyer shall have any right of subrogation to any of the rights of the Stockholder against Mirant, Buyer or Note Buyer and each of Mirant, Buyer and Note Buyer waives any right to enforce any remedy which the Stockholder now has or may hereafter have against Mirant, Buyer or Note Buyer.

                  (e) Each of Mirant, Buyer and Note Buyer waives all rights and defenses arising out of an election of remedies by the Stockholder even though that election of remedies has destroyed Mirant's, Buyer's or Note Buyer's rights of subrogation, reimbursement and/or contribution against the other.

         8.16  Further  Assurances.  Upon the  reasonable  request of a party or
               -------------------
parties hereto at any time after the Closing Date, the other party or parties shall forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or parties or its or their counsel may reasonably request in order to effectuate the purposes of this Agreement.

         8.17  Counterparts.  Facsimile  transmission  of  any  signed  original
               ------------
document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.



              [The remainder of this page has been intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.



           BUYER:

           MIRANT ECOELECTRICA INVESTMENTS I, LTD.



           By:
                    -----------------------------------------------------

           Name:
                    -----------------------------------------------------

           Title:
                    -----------------------------------------------------



           NOTE BUYER

           MIRANT ECOELECTRICA FINANCE, LTD.



           By:
                    -----------------------------------------------------

           Name:
                    -----------------------------------------------------

           Title:
                    -----------------------------------------------------



           MIRANT:

           MIRANT CORPORATION



           By:
               ----------------------------------------------------------

           Name:
                 --------------------------------------------------------

           Title:
                  -------------------------------------------------------

           THE STOCKHOLDER:

           ENRON ASSET HOLDINGS, LLC

           By: Enron Finance Management, LLC
           Its Class A and Managing Member

                    By: Enron Corp.
                    Its Sole Member



                    By:
                          --------------------------------------------------

                    Name:
                          ------------------------------------------------

                    Title:
                          -----------------------------------------------